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                                                                   Exhibit 23(a)



                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Purina Mills, Inc. and Subsidiaries

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG  LLP

St. Louis, Missouri
September 8, 2000